Mining interests and plant and equipment	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about property, plant and equipment [abstract]
Mining interests and plant and equipment [Text Block]

12. Mining interests and plant and equipment

	2022			2021
	Mining interests	Plant and equipment (i)	Total	Mining interests	Plant and equipment (i)	Total
	$	$	$	$	$	$
				(Note 4)

Net book value - January 1	543,953	91,702	635,655	459,303	30,209	489,512
Acquisition of Tintic by Osisko Development (Note 31)	169,175	13,054	182,229	-	-	-
Additions	36,754	14,232	50,986	131,908	58,192	190,100
Impairments	(81,000)	-	(81,000)	(58,417)	-	(58,417)
Mining exploration tax credits	(6,275)	-	(6,275)	(1,585)	-	(1,585)
Change in environmental rehabilitation assets	(3,797)	-	(3,797)	19,522	-	19,522
Depreciation	(2,385)	(10,550)	(12,935)	-	(7,814)	(7,814)
Depreciation capitalized	896	-	896	4,136	-	4,136
Share-based compensation capitalized	388	-	388	2,127	-	2,127
Transfers	-	-	-	(11,221)	11,221	-
Disposals and others	(1,559)	(4,632)	(6,191)	-	(213)	(213)
Currency translation adjustments	21,183	3,384	24,567	(1,820)	107	(1,713)
Deconsolidation of Osisko Development (Note 31)	(677,333)	(100,243)	(777,576)	-	-	-
Net book value - December 31	-	6,947	6,947	543,953	91,702	635,655

Closing balance
Cost	-	11,889	11,889	602,370	105,112	707,482
Accumulated depreciation and impairment	-	(4,942)	(4,942)	(58,417)	(13,410)	(71,827)
Net book value	-	6,947	6,947	543,953	91,702	635,655

(i) Plant and equipment includes right-of-use assets of $6.8 million as at December 31, 2022 ($20.3 million as at December 31, 2021).

Impairment - 2022

San Antonio gold project

As at September 30, 2022, the market conditions, industry cost pressures and inflationary environment were considered as indicators of impairment, among other facts and circumstances and, accordingly, management of Osisko Development performed an impairment assessment on all of its projects. The impairment assessment resulted in an impairment charge of $81.0 million on the San Antonio gold project for the three months ended September 30, 2022.

On September 30, 2022, the San Antonio gold project was written down to its estimated recoverable amount of $35.0 million, which was determined by the value-in-use using a discounted cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the production and sale of gold from the San Antonio gold project over the estimated life of the mine, based on the expected long-term gold price per ounce, costs inflation forecast and a pre-tax real discount rate of 19.9% applied to the cash flow projections.

A sensitivity analysis was performed by management of Osisko Development for the long-term gold price and the pre-tax real discount rate (in isolation). If the long-term gold price per ounce applied to the cash flow projections had been 10% lower than management's estimates, Osisko Development would have recognized an additional impairment charge of $35.0 million. If the pre-tax real discount rate applied to the cash flow projections had been 100 basis points higher than management's estimates, Osisko Development would have recognized an additional impairment charge of $5.8 million.

      Impairments - 2021

Bonanza Ledge Phase 2 Project

In March 2021, processing of ore commenced at the Bonanza Ledge Phase 2 project. As a result of operational challenges incurred during the second quarter of 2021, it was determined that total capital and production costs related to the Bonanza Ledge Phase 2 project would be higher than originally planned. These factors were considered indicators of impairment, among other facts and circumstances and, accordingly, management performed an impairment assessment as at June 30, 2021. As a result of the impairment assessment, Osisko Development recorded an impairment charge of $36.1 million on the Bonanza Ledge Phase 2 project during the three months ended June 30, 2021.

On June 30, 2021, the Bonanza Ledge Phase 2 project was written down to its estimated recoverable amount of $12.4 million, which was determined by the value-in-use using a cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the sale of gold from the Bonanza Ledge Phase 2 project over its estimated life of the mine, based on an average gold price per ounce of US$1,797, the average grade of gold and the average recovery rate for the remaining life of mine. No discount rate was used as the project had a short-term remaining mine life of approximately 18 months.

A sensitivity analysis was performed by management for the gold price, the average grade and the recovery rate (in isolation). If gold price per ounce applied to the cash flow projections had been 10% lower than management's estimates, Osisko Development would have recognized an additional impairment charge of $9.3 million. If the average gold grade or gold recovery applied to the cash flows had been 10% lower, Osisko Development would have recognized an additional impairment charge of $12.4 million.

In September 2021, due to continuing operational challenges, it was determined that total capital and production costs related to the Bonanza Ledge Phase 2 project would be higher than the total revenues expected to be generated for the remaining life of the project. These factors were considered indicators of impairment, among other facts and circumstances and, accordingly, management performed an impairment assessment as at September 30, 2021. As a result of the impairment assessment, Osisko Development recorded an impairment charge of $22.4 million on the Bonanza Ledge Phase 2 project during the three months ended September 30, 2021.

On September 30, 2021, the net book value of the Bonanza Ledge Phase 2 project was written down to zero as it was estimated that the net book value would not be recovered by the expected net profits to be generated from the sale of precious metals. The recoverable amount was determined by the value-in-use using a cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the sale of gold from the Bonanza Ledge Phase 2 project over its estimated life of the mine, based on an average gold price per ounce of US$1,787, the average grade of gold and the average recovery rate for the remaining life of mine. No discount rate was used as the project had a short-term remaining mine life of approximately 18 months. The project value will be maintained at zero and any excess operating expenses over revenues were recorded under net loss from discontinued operations on the statements of loss from October 1, 2022.

The plant and equipment movements by category of assets for the year ended December 31, 2022 are as follows:

	2022
	Land and buildings	Machinery and equipment	Construction- in-progress	Total Plant and equipment
	$	$	$	$

Net book value - Beginning of period	24,332	43,121	24,249	91,702
Acquisition of Tintic by Osisko Development (Note 31)	6,940	4,420	1,694	13,054
Additions	1,418	9,592	3,222	14,232
Depreciation	(2,387)	(8,163)	-	(10,550)
Transfers	(133)	5,526	(5,393)	-
Disposals and others	(964)	(3,668)	-	(4,632)
Currency translation adjustments	550	2,060	774	3,384
Deconsolidation of Osisko Development (Note 31)	(22,885)	(52,812)	(24,546)	(100,243)
Net book value - End of period	6,871	76	-	6,947

Closing balance
Cost	10,877	1,012	-	11,889
Accumulated depreciation and impairment	(4,006)	(936)	-	(4,942)
Net book value	6,871	76	-	6,947